Exhibit 99

Central Federal Corporation Annual Stockholders Meeting Wednesday May 31, 2017 Columbus Cleveland Cincinnati Fairlawn Columbiana County

FORWARD LOOKING STATEMENTS

Comments made in this presentation include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in good faith by us.

Forward-looking statements include, but are not limited to: (1) projections of revenues, income or loss, earnings or loss per common share, capital structure and other financial items; (2) plans and objectives of the management or Boards of Directors of Central Federal Corporation (the "Holding Company") or CFBank, National Association ("CFBank"); (3) statements regarding future events, actions or economic performance; and (4) statements of assumptions underlying such statements. Words such as "estimate," "strategy," "may," "believe," "anticipate," "expect," "predict," "will," "intend," "plan," "targeted," and the negative of these terms, or similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Various risks and uncertainties may cause actual results to differ materially from those indicated by our forward-looking statements. For factors that could cause actual results to differ from our forward-looking statement, please refer to "Risk Factors" in the Company's Form 10-K and other reports filed with the SEC.

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Central Federal Corporation Central Federal Corporation’s common shares are traded on the NASDAQ Capital Market under the symbol “CFBK”. Additional information can be found on our website: www.cfbankonline.com

History. Recapitalized a failing Thrift in September2012.Access to Capital Markets–Raised:.$22.5 M–Initial Recap $12.0 M–Preferred Stock(Private Placement in 2014).Significant improvements in operating earnings for the years2013 thru 2016 .Effectively repositioned as Commercial Bank. Converted to a National Commercial Bank & Financial Services Holding Company in 2016. Expanded presence to 4 of the 5 largest Ohio MSAs. Columbus, Cleveland, Akron-Canton, Cincinnati

Recap: How Far We’ve Come Consistent Growth Story. Total Assets: 19.3% 2012-2016 CAGR. Total Loans: 22.8% 2012-2016 CAGR. In 2016 net loans and leases grew 17.1% vs. Peer * growth rate of 8.8%. Total Deposits: 21.3% 2012-2016 CAGR. Noninterest bearing deposits increased approximately $30 million, or 70%, during 2016. Net Interest Income: 25.0% 2012-2016 CAGR Note: CAGR calculations obtained from 2012 and 2016 fiscal year data Source: SNL Financial *Source: Uniform Bank Performance Report. Peer group consists of Commercial banks with assets between $300 million and $1 billion.

CFBANK, OUR BUSINESS MODEL. Commercial Business Bank. Target Full Service relationships with “privately owned Companies”. Full Complement of products and services for Business& Banking customers. C&I loans, CRE (Construction, Development & OOCRE).Equipment Finance and Leasing. Cash Management and Depository services. Metro Market Focus. Columbus, Cleveland, Akron-Canton & Cincinnati. Proven Business Model:  CFBank competes effectively vs regionals for “A” business customers

GEOGRAPHIC FOOTPRINT Greater Cleveland Region Greater Akron Region Columbiana county region Greater Columbus Region Greater Cincinnati Region CFBank leverages technology vs capital investment in brick and mortar

BOARD AND MANAGEMENTOWNERSHIP *Amount and Nature of Beneficial Ownership Shares Percent Robert E Hoeweler, Chairman of the Board, Director 237,246 1.5% Thomas P. Ash, Director 87,410 0.5%

Edward W Cochran, Director 1,644,667 9.8% James H. Frauenberg, Director 919,833 5.5% John W. Helmsdoerfer, Chief Financial Officer 137,729 0.8% Robert H. Milbourne, Director 122,429 0.8% Timothy T. O'Dell, President, Chief Executive Officer, Director 998,476 5.9% All directors and executive officers as a group (7 persons) 4,147,790 22.9%

> 5% OWNERSHIP **Name and Address of Beneficial Owner Amount and Nature of Beneficial Ownership Percent of Common Stock Outstanding Edward W Cochran 1,644,667 9.8% 20030 Marchmont Road Shaker Heights, OH 44122 Elizabeth Park Capital 1,416,624 8.7% 29525 Chagrin Blvd Pepper Pike, OH 44122 MacNealy Hoover Investment Management, Inc. 1,258,398 7.7% Harry C.C. MacNealy 200 Market Avenue North, Suite 200 Canton, OH 44702 AllianceBernsteinL.P. 1,155,156 7.1% 1345 Avenue of the Americas New York, NY 10105 Thornapple River Capital -Financial Services Industry Fund LLC 1,152,140 7.1% 2693 Thornapple Drive Grand Rapids, MI 49546 Timothy T. O'Dell 998,476 5.9% 7000 N. High Street Worthington, OH 43085  James H. Frauenberg II 919,833 5.5% 6410 Business Park Loop Road #B Park City, UT 84098 Wellington Management Company, LLP 862,180 5.3% 280 Congress Street Boston, MA 02210 **Represents Beneficial Ownership as of April 17, 2017 as reported in the Company's Proxy Statement dated April 26, 2017 * CFBank Board Members

Stock Performance vs Peers 1 year Performance of Public Peers Source: SNL Financial; Data as of 3/23/2017

FEE INCOME OPPORTUNITIES Key Areas of Focus on Improvement: Residential Mortgage. Incorporating Lead Generation as additional loan source. Added investors FHLB and Freddie Mac to enhance profit margin Treasury Management (T/M) .Achieving solid growth of noninterest bearing deposits (lower funding costs).Enhanced T/M platform and made investments in people .Upgraded Cash Management Products including Positive Pay Loan Fee Income Opportunities. Introduced SWAP product up to 20 year fixed rate to borrowers .Focusing on increased use of SBA loan products (saleable)

Commercial Loan Mix 25% 54% 21% December 31, 2012 Commercial CRE Multi-Family 34% 50% 16% December 31, 2016, Commercial CRE Multi-Family Continued focus on increasing commercial (C&I) lending since recap.  Commercial real estate (CRE) as a percentage of portfolio continues to decline. Note: Commercial portfolio excludes construction.

INVESTMENT HIGHLIGHTS. Our CFBank Growth Strategy includes: Organic Growth (thru added lenders and new Markets).Geographic Expansion. Strategic Acquisitions. Strong Sales and Credit culture plus healthy loan reserves. Infrastructure investment is already in place to support continued growth and expansion

INVESTOR CONCLUSION CFBank is well positioned to sustain growth rates and drive increased earnings.  LEVERAGE Earnings thru quality loan growth Increase Lending activities by recruiting lenders Enhance Franchise Value thru expanding geographic Footprint Management Team & Board with M&A experience Strong Credit quality and healthy loan reserves ONWARD AND UPWARD!

FINANCIAL HIGHLIGHTS John Helmsdoerfer, EVP & CFO

Keys to Success Continued earnings improvement Optimizing balance sheet performance Continued credit quality improvement Capital strength to support growth Achieving operational efficiencies

Net Income Trends Net Income (Loss) (1) Includes a $3.2 million credit to income tax expense as a result of the reversal of a deferred tax valuation allowance that occurred in the 4th quarter of 2015.

EARNINGS COMPARISON

2015 2016 Compared to Prior Year Compared to Prior Year Amount $ Var % Var Amount $ Var % Var Inc (Dec) Inc (Dec) Income (loss) before income taxes 1,284 805 168% 2,437 1,153 90% Income tax expense (benefit) (3,193) (3,193)810 4,003 Net income (loss)$ 4,477 3,998 835% 1,627 (2,850)-64% Income before income tax expense growth trends are very strong; income before income taxes increased 168% and 90%, for 2015 and 2016, respectively With the reversal of the DTA valuation allowance in fourth quarter of 2015, and the $3,193 credit to income tax expense, net income growth trends and year over year comparisons are impacted

Driving Net Interest Income

Optimizing Balance Sheet Growth 2012 2013 2014 2015 2016 Assets Loans Deposits Interest Bearing Deposits Non-Interest Bearing Deposit Quality loan growth has been critical to our success and driving net income Credit quality continues to improve while we prudently grow the balance sheet

Focus on Growth in Noninterest Bearing Deposits

Capital Ratios at 12/31/2016 Total Capital to Risk Weighted Assets Basel III -Minimum capital required Actual Well Capitalized Reg. Standards Phase-In Schedule Fully Phased-In Tier 1 (Core) Capital to Risk Weighted Assets Common Equity Tier 1 capital to Risk Weighted Assets Tier 1 (Core) Capital to Adjusted Total Assets (Leverage Ratio)

Continued Reduction in Criticized & Classified Loans is a Key Focus Criticized and Classified Loans (At December 31)

Credit Quality Continues to Improve Nonperforming Loans to Total Loans ALLL to NPLs Net Charge-offs (Recoveries) / Loans Nonperforming loan (NPL’s) trends improved significantly Net charge-off (recoveries) continue to trend favorably Our ALLL ratio to NPL’s has improved significantly Our ALLL as a percentage of loans remains strong at 1.96% at December 31, 2016

In Summary Strong capital position Opportunities exist to improve margin and cost of funds Focus remains on optimizing balance sheet and earnings performance Continued emphasis on improving credit quality Achieve operational efficiencies

Thank you!